PRELIMINARY PURCHASE PRICE ALLOCATIONS (Tables)	9 Months Ended
May 31, 2025
PRELIMINARY PURCHASE PRICE ALLOCATIONS
Summary of recognized amounts of assets acquired and liabilities assumed

Preliminary Purchase Price:

Converible note payable issued to the former shareholders of NVG	5,503,200
Converible note payable to be issued to the former shareholders of NVG, contingent on the outcome of certain claims against NVG	2,751,600
Total preliminary purchase consideration	8,254,800

Preliminary Purchase Price Allocation:

Cash	2,735,835
Trade and other receivables	5,419,101
Inventories	91,405,634
Prepaid expenses and deposits	1,496,126
Right-of-use assets	10,737,623
Property and equipment	2,588,933
Goodwill and intangible assets	903,767
Other financial assets	110,558
Liabilities assumed	(98,211,004)
Gain on bargain purchase	(8,931,773)
Net assets acquired	8,254,800